32.2 Certification of the Chief Financial Officer of National Realty and Mortgage, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Genesis Capital Corporation of Nevada (the "Company") for the quarter ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Christopher Astrom, Chief Financial Officer of National Realty and Mortgage, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2006

                                      /s/ CHRISTOPHER ASTROM
                                      -----------------------
                                      Christopher Astrom
                                      Chief Financial Officer